Schedule 14A

                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential,  for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                          THE HARTCOURT COMPANIES, INC.
               Name of the Registrant as Specified In Its Charter
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title  of each  class of  securities  to  which  transaction  applies:

          ---------------------------------------------------------------------
     2.   Aggregate   number  of  securities  to  which   transaction   applies:

          ---------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     4.   Proposed      maximum      aggregate     value     of     transaction:

          ---------------------------------------------------------------------
     5.   Total fee paid:

          ---------------------------------------------------------------------

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ---------------------------------------------------------------------
     2.   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     3.   Filing Party:

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     4.   Date Filed:

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

                          THE HARTCOURT COMPANIES, INC.
                      9800 South Sepulveda Blvd., Suite 818
                              Los Angeles, CA 90045

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                To be held on Monday, June 19, 2000 at 10:00 a.m.

To our shareholders:

         We will hold the annual meeting of the shareholders of The Hartcourt Companies, Inc. ("Hartcourt") at the Las Vegas Country Club located at 3000 Joe
W. Brown Drive, Las Vegas, Nevada 89109 on Monday, June 19, 2000 at 10:00 a.m. local time. Shareholders will consider and vote on the following proposals:

         1. To elect five (5) directors to hold office for one-year terms and until each of their successors are elected and qualified;

         2. To ratify the appointment of BDO Seidman LLP as Hartcourt's independent public accountants for the fiscal year ending December 31, 2000; and

         3. To act upon any other business that may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 30, 2000 as the record date for identifying those shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement of this meeting. Shareholders of record at the close of business on April 30, 2000 will receive notice of and be allowed to vote at the meeting.

         All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                        By order of the Board of Directors,

                                        /s/  Frederic Cohn
                                        ---------------------------------------
                                             Frederic Cohn
                                             Secretary

May 1, 2000
Los Angeles, California

                          THE HARTCOURT COMPANIES, INC.
                      9800 South Sepulveda Blvd., Suite 818
                          Los Angeles, California 90045

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  June 19, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of The Hartcourt Companies, Inc. ("Hartcourt") for use at the Annual Meeting of Shareholders to be held on June 19, 2000, at 10:00 local time (the "Annual Meeting"), or at any adjournment or postponement of this meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Las Vegas Country Club located at 3000 Joe W. Brown Drive, Las Vegas 89109. We intend to mail this proxy statement and accompanying proxy card on or about May 15, 2000, to all shareholders entitled to vote at the Annual Meeting.

Solicitation

Hartcourt will pay for the entire cost of proxy solicitations, including preparation, assembly, printing and mailing of proxy solicitation materials. Hartcourt will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Hartcourt registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, Hartcourt may use the services of its officers and directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Voting Rights and Outstanding Shares

Only shareholders of record at the close of business on April 30, 2000 will be entitled to notice of and to vote at the Annual Meeting. As of April 13, 2000, there were 30,060,100 shares of common stock issued and outstanding (the "Common Stock"). Each holder of record of Common Stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. Hartcourt's bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by a proxy, shall constitute a quorum for the transaction of business at the meeting. The nominees for director that receive a majority of votes cast at the meeting will be elected.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any manner to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal.

In the event that cumulative voting is invoked, a proxy authorizing a vote for management's nominees for directors may be voted cumulatively for less than all of such nominees. If no instructions are given on the executed proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.

Revocability of Proxies

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

         1. Filing a written notice of revocation with our Secretary at our principal executive office located at 9800 South Sepulveda Blvd., Suite 818, Los Angeles, California 90045;

         2. Filing with our Secretary at our principal executive office located at 9800 South Sepulveda Blvd., Suite 818, Los Angeles, California 90045 a properly executed proxy showing a later date; or

         3. Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

Shareholder Proposals

Proposals of shareholders that are intended to be presented at the next Annual Meeting of Shareholders must be received by Hartcourt not later than May 25, 2001, at its offices located 9800 South Sepulveda, Suite 818, Los Angeles, California 90048 in order to be included in the proxy statement and proxy relating to that Annual Meeting. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission for shareholders proposals to be included in the Hartcourt's proxy statement for that meeting. Shareholders are also advised to review Hartcourt's Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

Annual Report

An annual report, filed on form 10-KSB, for the fiscal year ended December 31, 1999, is enclosed with this Proxy Statement.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Board of Directors is presently composed of five (5) authorized directors. The nominees for election are Dr. Alan V. Phan, Frederic Cohn, Manu Ohri, Kenneth Silva and Hans Kloepfer, each of whom currently serves as a member of the Board of Directors. Directors shall be elected by a plurality vote of shareholders. Pursuant to Hartcourt's Articles of Incorporation and Bylaws, until December 31, 2010, three of the five directors may be elected to the Board pursuant to the rights held by holders of Original Preferred Stock. If elected, each nominee will serve as a director until Hartcourt's Annual Meeting of Shareholders in 2001, and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Board of Directors may designate.

If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the votes.

There follows a brief description of each nominee's principal occupation and business experience, age and directorships held in other corporations.

Dr. Alan V. Phan, 52, is the founder of Hartcourt and has been Chairman, President and Chief Executive Officer since November 1993. He is also the founder of Hartcourt Investments and Hartcourt Pen. From 1986 to 1993, Dr. Phan was the owner of Hartcourt Consulting, an engineering, equipment and technology exporter to Asia and South America. From 1981 to 1986, Dr. Phan served as Executive Vice President of EM Kay Group, an international aircraft leasing company, as well as owner of Village Bank of New Jersey and Magic Marker Industries. From 1975 to 1981, Dr. Phan was the owner of Alpha Development, a California real estate development company; and UBI Business Brokers of Orange County, a real estate and business brokerage office. From 1970 to 1975, Dr. Phan was Area Manager for Eisenberg Group, an Israeli conglomerate, specialized in trading and manufacturing of industrial and consumer products. Dr. Phan received his academic training and degrees in Environmental Engineering from Pennsylvania State University in 1967, and Sussex College of Technology in 1975.

Mr. Fred Cohn, 64, has been Vice President, Secretary and Director since December 1999, and has over 30 years of diversified experience in business management. During the last five years, Mr. Cohn was a successful entrepreneur owning and operating medium size companies in the fields of transportation, entertainment, manufacturing and distribution. Mr. Cohn is a member of the Board of Directors of Enova Holdings, Inc. Mr. Cohn obtained his law degree from New York School of Law and Bachelors degree in Accounting from Wilkes University.

Mr. Manu Ohri, 44, has been Executive Vice President, Chief Financial Officer and Director since December 1999, and has over 19 years of diversified business management and operations experience in public and private companies. In addition to serving as an officer and director of Hartcourt, Mr. Ohri currently holds the position of President, CEO and Director of Enova Holdings, Inc. From January 1997 to March 1999, Mr. Ohri served as Chief Operating Officer and Chief Financial Officer of Dynamic Cooking Systems, Inc., a privately-held manufacturing company. From September 1989 to December 1996, Mr. Ohri served as Chief Financial Officer of Startel Corporation, a NASDAQ company in software development business. Mr. Ohri's multi-faceted experience includes operations, finance as well as administrative functions in the manufacturing, distribution and software development industries. Mr. Ohri is a Certified Public Accountant with over six years experience with Deloitte & Touche, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri earned his Masters degree in Business Administration from University of Detroit and Bachelors degree in Accounting from University of Delhi in India.

Kenneth Silva, 74, has been a director of Hartcourt since December 1999. Mr. Silva retired from active work in July 1996 and has been associated with Hartcourt in various capacities since his retirement. Mr. Silva earned his B.A. degree in accounting and banking from Armstrong College in 1950 and attended graduate courses at American Institute of Banking. Mr. Silva has been in banking for almost 40 years, including 22 years at Wells Fargo Bank where he last served as Vice President of Business Development. In addition, Mr. Silva has experience in real estate finance as Controller for a large construction firm in Los Angeles called Intercell Industries.

Hans J. Kloepfer, 48, has been a director of Hartcourt since December 1999. From July 1999 to February 2000, Mr. Kloepfer served as Vice President, Sales and Marketing for Pego Systems, Inc., a distributor and representative of air and gas handling equipment. In March, 2000, Mr. Kloepfer was appointed President of Pego Systems, Inc. From January 1997 to March 1999, Mr. Kloepfer was a partner/owner of Strategic Sports Marketing Group, a company engaged in the development, sales and implementation of a media based turnkey marketing system. From July 1986 to December 1996, Mr. Kloepfer served as Regional Manager for Sullair Corporation, a division of Sundstrand Corporation, a manufacturer of industrial and portable air compressors. Mr. Kloepfer graduated from California State University Fullerton with a Bachelors Degree in Business Administration and Economics.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

                             MANAGEMENT INFORMATION

The Board of Directors and its Committees

During the year ended December 31, 1999, the Board held eight (8) meetings. Dr. Phan attended 100% of the meetings and the other present members attended all of the meetings since attaining their directorships.

Options Committee

The Options Committee's function is to review, make recommendations, maintain and implement those grants of options promulgated by it and approved by the Board of Directors. Directors Alan Phan and Fred Cohn comprise the membership of this committee.

Audit Committee

The Audit Committee's function is to review with Hartcourt's independent public accountants and management the annual financial statements and independent public accountant's opinion. Its responsibilities included reviewing the scope and results of the examination of Hartcourt's financial statements by independent public accountants and all related fees paid in connection with such services and recommending the retention of the independent public accountants to the board, subject to ratification by the shareholders. Additionally, the Committee periodically reviews Hartcourt's accounting policies, internal accounting and financial controls. The Board of Directors has not adopted a written charter for the Audit Committee. The members of the Audit Committee are Messrs. Ohri, Silva and Kloepfer. During the year ended December 31, 1999, the Audit Committee did not hold any meetings.

Compensation and Nominating Committees

Hartcourt has no Compensation or Nominating Committees.

Certain Transactions

There are no extraordinary transactions required to be reported herein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Act of 1934 requires Hartcourt's executive officers, directors and persons who beneficially own more than 5% of Hartcourt's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish Hartcourt with copies of all Section 16(a) forms filed by such persons.

Based solely on Hartcourt's review of such forms furnished to Hartcourt and written representation from certain reporting persons, Hartcourt believes that all filing requirements applicable to Hartcourt's executive officers, directors and more than 5% shareholders were in compliance.

                     [rest of page intentionally left blank]

Beneficial Ownership Table

The following table presents, as of December 31, 1999, the beneficial ownership of, and other interests in, shares of Common Stock of each person known to Hartcourt to be the beneficial owners of more than 5% of its voting securities and with respect to the beneficial ownership of such securities by each director of Hartcourt and by all directors and executive officers of Hartcourt as a group.


Title of Class             Name & Address of         Amount and Nature of Beneficial
                           Beneficial Owner                   Ownership (1)                      Percent
--------------             ------------------------  -------------------------------             -------

Common stock               Dr. Alan V. Phan                   6,204,229 (2)                               20.7%
                           1196 E. Willow Street
                           Long Beach, CA 90806

Preferred                                                          1,000 (2)                              100%
Stock

Common stock               CEDE & Co.                         19,319,239 (3)                              64.4%
                           55 Water Street 2SL
                           New York, NY 10041

Common stock               Financial Telecom Limited           1,500,000 (4)                               5.0%
                           The Center, Suite 2705
                           99 Queen's Road Central,
                           Hong Kong

                           All Officers and Directors as a     6,204,229                                  20.7%
                           group

(1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of common stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Securities Exchange Act of 1934, as amended.

(2) Includes (i) an aggregate of 1,000,000 shares of common stock issuable upon conversion of 1,000 shares of Original Preferred Stock. As the sole holder of the 1,000 outstanding shares of Original Preferred Stock, Dr. Phan is entitled to elect 3/5 of the number of members of Hartcourt's Board of Directors.

(3) CEDE & Co. is a deposit trust corporation (stock brokerage company).

(4) Represents Hartcourt shares issued in connection with the purchase of FTL. An additional 254,552 shares of common stock were issued on January 18, 2000 as a result of post closing adjustment to the purchase price of FTL.

                     [rest of page intentionally left blank]

Executive Compensation

Summary Compensation Table

The following summary compensation table sets forth certain information regarding compensation, required to be paid pursuant to an employment agreement during each of the three years ended December 31, 1999, 1998 and 1997 to the person serving as Hartcourt's Chief Executive Officer:

Name and Principal Position                  Fiscal Year       Annual Salary

Dr. Alan V. Phan, Chief Executive Officer    1999              $3,379,788
                                             1998              $200,000
                                             1997              $175,000

Hartcourt is obligated under employment contract with Dr. Alan Phan to provide salary, bonuses, and other fringe benefits through December 31, 2001. The term of the contract will be automatically extended for an additional term of three
(3) years, unless Hartcourt or Dr. Phan gives a written notice to the other party before the expiration of the term. Annual base salary payments under the contract will be $250,000 per annum for fiscal years 2000 and 2001. Payments will be made in equal monthly installments. In the event Hartcourt does not have sufficient cash flow to pay compensation, Dr. Phan has the option to accept Hartcourt's restricted common shares for the same amount of compensation. Share price will be calculated at 50% of the market trading bid price on January 1st of the year of employment. Dr. Phan received 100% of his salary in shares of common stock of Hartcourt during the last three fiscal years. Hartcourt issued restricted common shares to Dr. Phan in the amounts of 1,600,284 shares, 213,333 shares and 116,667 shares for the years ended December 31, 1999, 1998 and 1997, respectively.

There are no salary, bonus or incentive plans covering cash or company stock except Hartcourt's 1995 Stock Option Plan (the "Plan"). Under the Plan, incentive and non-qualified stock options may be granted to directors, officers and key employees to purchase up to 2,000,000 shares of common stock at an option price not less than the fair market value of the stock at the time the option is granted; the option period shall not exceed ten years from the date of grant. Except in the case of the death or disability of an option holder, vested options lapse 90 days following termination of continuous employment by Hartcourt. Vested options lapse one year after the death or disability of an option holder. No options have been granted under the Plan.

Employment and Change of Control Arrangements

Dr. Phan serves as Chairman, President and Chief Executive Officer pursuant to the terms of an employment agreement entered into in 1997 which continues in effect until December 2002. Under terms of the agreement, Dr. Phan receives an annual salary of not less than $200,000 and any bonus that may be determined by the Board of Directors. In May 1998, the Board of Directors granted Dr. Phan 500,000 stock options for extraordinary services provided during 1997 on behalf of Hartcourt. The value of the underlying common stock on the date of the grant was $1.625. The stock options are exercisable over ten (10) years.

Mr. Cohn serves as Executive Vice President and Corporate Secretary pursuant to the terms of an employment agreement entered into January 2000 which continues in effect until December 2001. Under the terms of the agreement, Mr. Cohn receives an annual salary of not less than $120,000 and any bonus that may be determined by the Board of Directors.

In the event Hartcourt enters into an agreement which significantly changes the ownership, or an agreement to dispose of the majority of Hartcourt's assets or stock of Hartcourt, options outstanding under the plan will vest in full and become exercisable as of the date of such agreement. Any outstanding options, which are not exercised or assumed, will terminate as of the date of such disposition.

Compensation of Directors

Beginning January 1, 2000, each director currently serving on the Board received $12,000 dollars worth of shares of Hartcourt's Restricted Common Stock for attendance at a minimum of four board meetings per year.


                     [rest of page intentionally left blank]

                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected BDO Seidman LLP as our independent auditors for the fiscal year ending December 31, 2000. The Board of Directors is submitting its selection of independent auditors for ratification by the shareholders at the Annual Meeting. A representative of BDO Seidman LLP will be present at the Annual Meeting, will have an opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

The Bylaws do not require that the shareholders ratify the selection of BDO Seidman LLP as our independent auditors. However, we are submitting the selection of BDO Seidman LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain BDO Seidman LLP. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if we determine that such a change would be in the best interests of Hartcourt and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of BDO Seidman. Neither abstention or broker non-votes shall have any effects on the outcome of this vote.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                    RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                          TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business, which the board of directors intends to present or knows that other will present, is as set forth above. If any other matters are properly brought before a meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                        By Order of the Board of Directors,

                                        /s/  Frederic Cohn
                                        ---------------------------------------
                                             Frederic Cohn
                                             Secretary

May 1, 2000

                          THE HARTCOURT COMPANIES, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Alan V. Phan and Frederic Cohn, and each of them, as proxies for the undersigned, each with full Power of Substitution, to represent the undersigned and to vote all shares of Common Stock of The Hartcourt Companies, Inc. (the "Company") that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any other matters that may properly come before the Company's Annual Meeting of Shareholders to be held on Monday, June 19, 2000, and at any and all adjournments thereof, as set forth under the heading "Transaction of Other Business" in the accompanying proxy statement. If no other indication is made, at the meeting and at any and all adjournments thereof, the proxy holders will vote for (i) the election of director nominees and (ii) the ratification of the appointment of the independent auditors and (iii) the change of domicile of Hartcourt.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

                            * FOLD AND DETACH HERE *

                          THE HARTCOURT COMPANIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                              MONDAY, JUNE 19, 2000

                                   10:00 A.M.

                           The Las Vegas Country Club
                             3000 Joe W. Brown Drive
                             Las Vegas, Nevada 89109

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS. [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF FIVE DIRECTORS.

  01 DR. ALAN V. PHAN
  02 FREDERIC COHN
  03 MANU OHRI
  04 KENNETH SILVA
  05 HANS KLOEPFER

FOR ALL NOMINEES
[ ]

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
[ ]

TO WITHHOLD AUTHORITY FOR ANY NOMINEE, CHECK THE "FOR" ALL NOMINEES BOX ABOVE AND WRITE THAT NOMINEE'S NAME ON LINE BELOW:

----------------------------------------

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

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

I PLAN TO ATTEND HARTCOURT'S 2000 ANNUAL MEETING OF SHAREHOLDERS. [ ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


SIGNATURE(S)_________________________________DATED:___________, 2000

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES AND SO FORTH, SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNATORY IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICIAL. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PARTY. IF SHARES ARE HELD IN MULTIPLE NAMES, AT LEAST ONE MUST SIGN AS AN AUTHORIZED PARTY.

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